SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) — August 6, 2003

MULTILINK TECHNOLOGY CORPORATION

(Exact name of Registrant as specified in its Charter)

California	000-31851	95-4522566
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Atrium Drive, 2nd Floor, Somerset, New Jersey (Address of Principal Executive Offices)		08873 (Zip Code)

Registrant’s telephone number, including area code: (732) 537-3700

Not Applicable

(Former Name or Former Address, if Changed since Last Report)

Item 7. Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Exhibits.

Item 12. Disclosure of Results of Operations and Financial Condition.

On August 6, 2003, Acacia Research Corporation issued a press release announcing its earnings for the quarter ended June 30, 2003. A copy of that release is furnished as Exhibit 99.1 to this report.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Number	Description

99.1	Press release, dated August 6, 2003, of the registrant.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MULTILINK TECHNOLOGY CORPORATION

Date: August 6, 2003	By:	/s/ RICHARD N. NOTTENBURG
	Name:	Richard N. Nottenburg
	Title:	President and Chief Executive Officer

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EXHIBIT INDEX

Number	Description

99.1	Press release, dated August 6, 2003, of the registrant.